UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2021

Switchback II Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39863	98-1564143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5949 Sherry Lane, Suite 1010 Dallas, TX	75225
(Address of principal executive offices)	(Zip Code)

(972) 514-9535

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one warrant	SWBK.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	SWBK	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SWBK.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously announced, on May 11, 2021, Switchback II Corporation, a Cayman Islands exempted company (“Switchback II”), Maverick Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Switchback II (“Merger Sub”), Bird Rides, Inc., a Delaware corporation (“Bird”), and Bird Global, Inc., a Delaware corporation and wholly owned subsidiary of Bird (“Bird Global”), entered into a business combination agreement, pursuant to which, among other things, (a) Switchback II will merge with and into Bird Global (the “Domestication Merger”), with Bird Global surviving the merger (Bird Global, in its capacity as the surviving corporation of the Domestication Merger, is sometimes referred to herein as the “Surviving Corporation”) and (b) following the closing of the Domestication Merger, Merger Sub will merge with and into Bird (the “Acquisition Merger”, and together with the Domestication Merger, the “Mergers”), with Bird surviving the Acquisition Merger as a wholly owned subsidiary of the Surviving Corporation. The Mergers, together with the other transactions related thereto, are referred to herein as the (“Proposed Transactions”).

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is a press release issued by Switchback II and Bird Global announcing that the extraordinary general meeting relating to the Proposed Transactions will be held at 10:00 a.m. Eastern time on November 2, 2021. The press release also announces that Bird Global has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement/prospectus under Rule 424 after the SEC declared effective Bird Global’s registration statement on Form S-4 (File No. 333-256187) (as amended, the “Registration Statement”) relating to the Proposed Transactions. Additionally, the press release announces that Switchback II has commenced mailing of the definitive proxy statement/prospectus relating to the Proposed Transactions. The definitive proxy statement/prospectus is being mailed to Switchback II’s shareholders of record as of the close of business on August 16, 2021.

Important Information About the Proposed Transaction and Where to Find It

In connection with the proposed business combination, Bird Global filed the Registration Statement with the SEC, which includes a definitive proxy statement of Switchback II and a prospectus of Bird Global. The Registration Statement has been declared effective by the SEC and the definitive proxy statement/prospectus is being mailed to Switchback II shareholders. Additionally, Switchback II and Bird Global filed and will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of Switchback II are urged to read the proxy statement/prospectus and the other relevant materials before making any voting decision with respect to the proposed business combination because they contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated by reference into, and is not a part of, this communication.

Participants in the Solicitation

Switchback II and its directors and officers may be deemed participants in the solicitation of proxies of Switchback II’s shareholders in connection with the proposed business combination. Bird and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Switchback II’s executive officers and directors in the solicitation by reading Switchback II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the business combination. Information concerning the interests of Switchback II’s participants in the solicitation, which may, in some cases, be different than those of their shareholders generally, is set forth in the proxy statement/prospectus relating to the business combination.

Forward-Looking Statements

The information in this communication includes “forward-looking statements.” All statements, other than statements of present or historical fact included in this communication, regarding Switchback II’s proposed business combination with Bird, Switchback II’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this communication, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Switchback II and Bird disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this communication. Switchback II and Bird caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either Switchback II or Bird. In addition, Switchback II and Bird caution you that the forward-looking statements contained in this communication are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Switchback II or Bird following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the shareholders of Switchback II, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts Switchback II’s or Bird’s current plans and operations as a result of the announcement of the transactions; (v) Bird’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Bird to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; and (viii) the possibility that Bird may be adversely affected by other economic, business and/or competitive factors. Should one or more of the risks or uncertainties described in this communication occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Switchback II’s periodic filings with the SEC, including Switchback II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and any subsequently filed Quarterly Report on Form 10-Q, and in the definitive proxy statement/prospectus filed by Bird Global. Switchback II’s and Bird Global’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Exhibit

99.1	Press Release, dated as of October 7, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWITCHBACK II CORPORATION

Date: October 7, 2021	By:	/s/ Jim Mutrie
	Name:	Jim Mutrie
	Title:	Co-Chief Executive Officer